UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2008

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On November 20, 2008, Frank Semple, Chairman, President and Chief Executive Officer, and Nancy Buese, Senior Vice President and Chief Financial Officer, will participate in the RBC Capital Markets MLP Conference at the Four Seasons Hotel at Las Colinas in Dallas, Texas.  MarkWest will also participate in a panel presentation (“panel presentation”) that will begin at 9:55 a.m. Central Time and is expected to last approximately 45 minutes.  A copy of the press release announcing this presentation is filed as exhibit 99.1.

On November 20, 2008, Andrew Schroeder, Vice President of Finance and Treasurer, will present at the Bank of America 2008 Credit Conference at The Loews Royal Pacific Resort Universal in Orlando, Florida at 5:20 p.m. Eastern Time.  A copy of the press release announcing this presentation is filed as exhibit 99.2.

Mr. Semple’s, Ms. Buese’s and Mr. Schroeder’s presentations will be webcast live on Thursday, November 20. The webcast will be accessible via MarkWest’s website and will be archived for replay shortly thereafter. The presentation materials and panel presentation are furnished with this report as Exhibits 99.3 and 99.4, respectively. The information included with this Current Report as Exhibits 99.3 and 99.4 includes graphic images or slides used in the presentations.  These slides are available for viewing at our website, www.markwest.com, although we reserve the right to discontinue that availability at any time.

This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow.  We define Adjusted EBITDA as net income or loss before interest, provision for income taxes, depreciation and amortization expense, impairment expense, non-cash compensation expense, and non-cash unrealized derivative gain / loss.  Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results.  In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income.  Please see the presentation for our calculations of Adjusted EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

Cautionary Statements

This presentation contains forward-looking statements and information.  These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,”  “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks.

Among the factors that could cause results, performance, distributions, events or transactions  to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements.  If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected.  Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to:

•                  Fluctuations and volatility of natural gas, NGL products, and oil prices;

•                  A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate;

•                  A reduction in the demand for the products we produce and sell;

•                  Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts;

•                  Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity;

•                  Construction, procurement, and regulatory risks in our development projects;

•                  Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage;

•                  Terrorist attacks directed at our facilities or related facilities;

•                  Changes in and impacts of laws and regulations affecting our operations; and

•                  Failure to integrate recent or future acquisitions.

ITEM 9.01. Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated November 17, 2008 announcing MarkWest Energy Partners to participate in the RBC Capital Markets MLP Conference.
99.2	Press release dated November 17, 2008 announcing MarkWest Energy Partners to present at the Bank of America 2008 Credit Conference.
99.3	Investor presentation to be presented November 20, 2008.
99.4	Panel presentation to be presented November 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: November 20, 2008	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President & Chief Financial Officer